UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 11, 2009

HICKS ACQUISITION COMPANY I, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware		20-8521842
(State or other jurisdiction of	001-33704	(I.R.S. Employer
incorporation)	(Commission File Number)	Identification Number)

100 Crescent Court, Suite 1200
Dallas, TX
(Address of principal		75201
executive offices)		(Zip code)
(214) 615-2300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As previously reported, on February 10, 2009 Hicks Acquisition Company I, Inc. (the “Company”) received a deficiency letter from NYSE Amex LLC (the “Exchange”) indicating that the Company was not in compliance with the annual stockholder meeting requirements of Section 704 of the NYSE Amex Company Guide (the “Company Guide”), because the Company did not hold an annual stockholders meeting during the year ended December 31, 2008. The Company was afforded the opportunity to submit a plan to the Exchange by March 10, 2009, advising the Exchange of actions taken, or to be taken, to bring the Company into compliance with Section 704 of the Company Guide (the “Plan”) by August 11, 2009. The Company submitted its Plan to the Exchange on March 5, 2009. The Company requested that the Exchange defer the required August 11, 2009 stockholder meeting until September 28, 2009.
On May 11, 2009 the Exchange notified the Company that it accepted the Company’s plan of compliance but granted the Company an extension until August 11, 2009 (in lieu of the requested September 28, 2009 extension) to regain compliance with the continued listing standards. The Company will be required to provide the Exchange staff with updates in conjunction with the initiatives of the plan as appropriate or upon request of the Exchange and the Company will be subject to periodic review by the Exchange staff during the extension period. Failure to make progress consistent with the plan or to regain compliance with the continued listing standards by the end of the extension period could result in the Company being delisted from the Exchange.
The Company issued a press release on May 12, 2009 announcing, among other things, receipt of the Exchange’s letter in accordance with Section 1009 of the Company Guide. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
Information Concerning Forward-Looking Statements
This Report includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “expect,” “contemplates,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this Report include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this Report. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company’s Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company’s most recent Form 10-K.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit
Number	Exhibit

99.1	Press Release, dated May 12, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: May 12, 2009

Hicks Acquisition Company I, Inc.
By:	/s/ Joseph B. Armes
Joseph B. Armes
President, Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit

99.1	Press Release, dated May 12, 2009.